EXHIBIT 99

                                          Merrill Lynch
                                          Pierce, Fenner & Smith Inc.

                                          World Financial Center
                                          North Tower
                                          New York, New York 10281-1323
                                          212 449 1000

MERRILL LYNCH



October 16, 1995



We confirm that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, a dealer in the General Motors Acceptance Corporation Medium Term Note Program (the "Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Medium Term Notes under the Program.



Merrill Lynch, Pierce, Fenner & Smith
          Incorporated


        s/  Scott G. Primrose
       ---------------------
Name:   Scott G. Primrose
Title:  Authorized Signatory

Salomon Brothers Inc
Seven World Trade Center
New York, New York  10048

212-783-7000

                                                    ------------------
                                                      SALOMON BROTHERS
                                                      ------------------


October 17, 1995



General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, Michigan  48202

Attention:  Elizabeth McGrail

RE:  U.S. $10,000,000,000 Medium-Term Notes
     Registration Statement on Form S-3
     File No.:  33-

Dear Ms. McGrail:

Salomon Brothers Inc, as dealer in the General Motors Acceptance Corporation Medium-Term Note Program ("the Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Medium-Term Notes under the Program.

Yours truly,


s/ Pamela Kendall
-----------------
Pamela Kendall
Vice President

UBS SECURITIES INC.




                                        October 17, 1995



We confirm that UBS Securities Inc., a dealer in the General Motors Acceptance Corporation Medium Term Note Program (the "Program"), will act in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Medium Term Notes under the Program.



                                        Sincerely yours,


                                        s/  Richard M. Messina
                                        ----------------------
                                        Richard W. Messina
                                        Vice President






















299 Park Avenue, New York, N.Y.  10171-0026
(212)821-4000, Cable Address: Ubasecur

MORGAN STANLEY

                                                MORGAN STANLEY & CO.
                                                INCORPORATED
                                                1221 AVENUE OF THE AMERICAS
                                                NEW YORK, NEW YORK 10020
                                                (212) 703-4000


                              October 16, 1995


Liz McGrail
Senior Analyst
General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, Michigan  48202

Dear Liz:

     This letter is to confirm that Morgan Stanley & Co. Incorporated, a dealer in the General Motors Acceptance Corporation Medium-Term Note Program (the "Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Medium-Term Notes under the program.

     Please do not hesitate to call either myself on (212) 296-6940 or Mike Fusco on (212) 296-6832 if you have any questions.



                              Best regards,

                              s/ William H. White
                              -------------------
                              William H. White

LEHMAN BROTHERS




October 17, 1995



Ms. Liz McGrail
General Motors Acceptance Corporation
3031 West Grand Boulevard
Detroit, MI  48202

Dear Liz,

We confirm that Lehman Brothers Inc., a dealer in the General Motors Acceptance Corporation Medium Term Note Program (the "Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Medium Term Notes under the Program.


Sincerely,


s/ LEHMAN BROTHERS INC.
-----------------------
LEHMAN BROTHERS INC.























                          LEHMAN BROTHERS INC.

                                                                J.P. MORGAN



J.P. Morgan Securities Inc.

60 Wall Street
New York NY
10260-0060



October 16, 1995



General Motors Acceptance Corporation
3031 West Grand Boulevard
Detroit, Michigan  48202


Dear Liz McGrail:

We confirm that J.P. Morgan Securities Inc., a dealer in the General Motors Acceptance Corporation Medium Term Note Program (the "Program"), has acted in compliance and will continue to act in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Medium Term Notes under the Program.


Very truly yours,



s/  Maria Sramek
----------------
Maria Sramek
Vice President

BEAR STEARNS
                                        BEAR, STEARNS, & CO. INC.
                                        245 PARK AVENUE
                                        NEW YORK, NEW YORK 10167
                                        (212) 272-2000
                                                           ATLANTA * BOSTON
                                             CHICAGO * DALLAS * LOS ANGELES
                                                   NEW YORK * SAN FRANCISCO

                                             AMSTERDAM * GENEVA * HONG KONG
                                                     LONDON * PARIS * TOKYO



October 16, 1995



Ms. Liz McGrail
General Motors Acceptance Corporation
3031 West Grand Boulevard
Detroit, Michigan  48202


Dear Liz:

We confirm that Bear, Stearns & Co. Inc., a dealer in the General Motors Acceptance Corporation Medium Term Note Program (the "Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Medium Term Notes under the Program.


Sincerely,



s/  Timothy A. O'Neill
----------------------
Timothy A. O'Neill
Senior Managing Director